Exhibit 10.1

AMENDMENT TWO TO THE
PARKER-HANNIFIN CORPORATION
AMENDED AND RESTATED
EXECUTIVE DEFERRAL PLAN

(as amended and restated effective September 2, 2015)1

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WHEREAS, Parker-Hannifin Corporation (the "Company") sponsors the Parker-
Hannifin Amended and Restated Executive Deferral Plan (the "Plan" ), as most recently amended and restated effective September 2, 2015; and
WHEREAS, the Company has previously amended the Plan to impose restrictions on hardship distributions with respect to retention awards for certain former Clarcor, Inc. employees, effective March 1 , 2017; and
WHEREAS, the Company adopted a cash bonus plan known as the Annual Cash Incentive Plan (the "ACIP" ), effective July 1, 2019; and
WHEREAS, the Human Resource and Compensation Committee of the Company's Board of Directors intends to allow bonuses payable under the ACIP to be deferred under the Executive Deferral Plan and to facilitate the deferral of such bonuses earned during the Company's fiscal year beginning July 1, 2019; and
WHEREAS, pursuant to Section 15.3 of the Plan, the Company has reserved the right to amend the Plan; and
WHEREAS, the Company now desires to amend the Plan to allow for deferrals of bonuses payable under the ACIP, including such bonuses earned during the Company's fiscal year beginning July 1, 2019, and to correct a scrivener's error whereby "Eligible Executives" were referred to as "Eligible Employees."

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1 Note: Amendment One incorrectly identified the plan' s most recent amendment and restatement date as September 2, 2016.

Exhibit 10.1

NOW, THEREFORE, the Plan is hereby amended effective October 14, 2019, as follows:

AMENDMENT

1.      The Preamble of the Plan is hereby amended by the replacement of the term "Eligible Employees" with the term "Eligible Executives" wherever it appears.
2.    Section 1.8 of the Plan is hereby amended by the addition of a new subsection (c)     to read as follows:
"(c) For Plan Years beginning on and after January 1, 2019, amounts payable to the
Participant by the Company in August of each such Plan Year under the
Company's Annual Cash Incentive Plan (ACIP) (except to the extent determined by the Compensation Committee to be extraordinary)."
3.    Section 3.1(a) of the Plan is hereby amended by the addition of a new sentence at     the end of such subsection to read as follows:
“Notwithstanding the foregoing, on or before December 31, 2019, a Participant may elect to defer a percentage (up to a maximum specified dollar amount) of Bonuses earned under the ACIP by such Participant during the Company's fiscal year beginning
July 1, 2019 and paid by the Company in August 2020.”

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EXECUTED at Cleveland, Ohio, on the 14 day of October, 2019.

PARKER-HANNIFIN CORPORATION

     By: /s/ Joseph R. Leonti
Title: VP, General Counsel and Secretary

    By: /s/ Mark J. Hart
Title: EVP, HR & External Affairs